SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2006
ENTREMED, INC.
(Exact name of issuer as specified in charter)

Delaware (State or other jurisdiction of incorporation	0-20713 (Commission File Number)	58-1959440 (I.R.S. Employer Identification Number)
9640 Medical Center Drive
Rockville, Maryland

(Address of principal executive offices)
20850

(Zip code)
(240) 864-2600

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     On January 17, 2006, EntreMed, Inc. (the “Company”) filed a Current Report on Form 8-K (“Original 8-K”) with the Securities and Exchange Commission to report, among other things, the merger of E.M.K. Sub, Inc., a wholly owned subsidiary of the Company, with and into Miikana Therapeutics, Inc. (“Miikana”). This Form 8-K/A is being filed to provide required financial statements and pro forma financial information within 71 days after the date on which the Original 8-K was required to be filed. Item 9.01 is hereby amended and restated as follows:

(a)	Financial Statements of Business Acquired.

Attached as Exhibit 99.2 are the audited financial statements of Miikana for the Years Ended June 30, 2005 and June 30, 2004.

Attached as Exhibit 99.3 are the unaudited financial statements of Miikana for the Six Month Periods Ended December 31, 2005 and December 31, 2004.

(b)	Pro Forma Financial Information.

Attached as Exhibit 99.4 are the unaudited pro forma combined financial information for the Year ended December 31, 2005.

(d)	Exhibits.

	23.1	Consent of Reznick Group, P.C.

	99.2	Audited financial statements of Miikana for the Years Ended June 30, 2005 and June 30, 2004.

	99.3	Unaudited financial statements of Miikana for the Six Month Periods Ended December 31, 2005 and December 31, 2004.

	99.4	Unaudited pro forma combined financial information for the Year Ended December 31, 2005.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.

By	/s/ Dane Saglio

Dane Saglio Chief Financial Officer
Date: March 29, 2006